467 P-1

                       SUPPLEMENT DATED SEPTEMBER 22, 2008
                              TO THE PROSPECTUS OF

                        TEMPLETON GLOBAL LONG-SHORT FUND
                               dated March 1, 2008

The prospectus is amended as follows:

The "Goal and Strategies" section of the prospectus, beginning on page 2, is supplemented as follows:

On September 19, 2008, the U.S. Securities and Exchange Commission issued an emergency order temporarily prohibiting any person from effecting a short sale in the publicly traded securities of certain financial firms. The order will terminate on October 2, 2008, unless extended by the Commission.

Investors should be aware that the prohibition on effecting short sales will apply to the Fund and, while the order remains in effect, will prevent the Fund from engaging in short sales of the subject securities.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.